UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2007
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Avenue, Suite 1500
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Innofone's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Innofone’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Innofone's actual results to differ from management's current expectations are contained in Innofone's filings with the Securities and Exchange Commission. Innofone undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2007, Innofone.com, Incorporated (the “Company” or “Innofone”) issued to certain investors (the “Investors”) for an aggregate purchase price of Two Hundred Thousand Dollars ($200,000): (i) 8% secured convertible notes in the aggregate principal amount of Two Hundred Thousand Dollars ($200,000) (the “Notes”) that are convertible into shares of common stock, par value $.001 per share (the “Common Stock”) of the Company and (ii) warrants to purchase Five Million (5,000,000) shares of Common Stock (the “Warrants”). The Warrants grant the Investors the right to purchase the Common Stock of the Company at an exercise price of $.0001 per share. The Warrants are exercisable for a period of seven years.

The Notes are secured by all the assets of the Company pursuant to the terms of a Security Agreement and are guaranteed by the Company’s Chief Executive Officer and President, Alex Lightman, pursuant to a Guaranty and Pledge Agreement. Furthermore the Common Stock issued upon conversion of the Notes or exercise of the Warrants shall have certain registration rights as set forth in a Registration Rights Agreement.

The foregoing summary is subject to, and qualified in its entirety by the Securities Purchase Agreement, the three Secured Convertible Notes, the Letter Amendment to the Notes, the three Stock Purchase Warrants, the Security Agreement, the IP Security Agreement, the Guaranty and Pledge Agreement and the Registration Rights Agreement copies of which are filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an “accredited investor” and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number	Description

10.1*	Securities Purchase Agreement by and between Innofone and purchasers party thereto, dated September 21, 2007
10.2*	Note issued by Innofone to AJW MASTER FUND, LTD., dated September 21, 2007
10.3*	Note issued by Innofone to AJW PARTNERS LLC, dated September 21, 2007
10.4*	Note issued by Innofone to NEW MILLENNIUM CAPITAL PARTNERS, dated September 21, 2007
10.5*	Letter Amendment to the Notes by and between Innofone and the Investors, dated September 24, 2007
10.6*	Warrant issued by Innofone to AJW MASTER FUND, LTD., dated September 21, 2007
10.7*	Warrant issued by Innofone to AJW PARTNERS LLC, dated September 21, 2007
10.8*	Warrant issued by Innofone to NEW MILLENNIUM CAPITAL PARTNERS, dated September 21, 2007
10.9*	Security Agreement by and between Innofone and secured parties party thereto, dated September 21, 2007
10.10*	IP Security Agreement by and between Innofone and secured parties party thereto, dated September 21, 2007
10.11*	Guaranty and Pledge Agreement by and among Innofone, Alex Lightman, and pledgees party thereto, dated September 21, 2007
10.12*	Registration Rights Agreement by and between Innofone and the Investors, dated September 21, 2007

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman
Chief Executive Officer and President

October 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Securities Purchase Agreement by and between Innofone and purchasers party thereto, dated September 21, 2007
10.2*	Note issued by Innofone to AJW MASTER FUND, LTD., dated September 21, 2007
10.3*	Note issued by Innofone to AJW PARTNERS LLC, dated September 21, 2007
10.4*	Note issued by Innofone to NEW MILLENNIUM CAPITAL PARTNERS, dated September 21, 2007
10.5*	Letter Amendment to the Notes by and between Innofone and the Investors, dated September 24, 2007
10.6*	Warrant issued by Innofone to AJW MASTER FUND, LTD., dated September 21, 2007
10.7*	Warrant issued by Innofone to AJW PARTNERS LLC, dated September 21, 2007
10.8*	Warrant issued by Innofone to NEW MILLENNIUM CAPITAL PARTNERS, dated September 21, 2007
10.9*	Security Agreement by and between Innofone and secured parties party thereto, dated September 21, 2007
10.10*	IP Security Agreement by and between Innofone and secured parties party thereto, dated September 21, 2007
10.11*	Guaranty and Pledge Agreement by and among Innofone, Alex Lightman, and pledgees party thereto, dated September 21, 2007
10.12*	Registration Rights Agreement by and between Innofone and the Investors, dated September 21, 2007

* Filed herewith